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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6352

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258

(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Item 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2009

ING Money Market Fund

Classes A, B, C, I, and O

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies, related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

PRESIDENT’S LETTER

Dear Shareholder,

It’s spring again, and with the turn of the season come a few glimmers of hope for the economy and the financial markets. In March, the Obama administration unveiled two new rescue programs that could become important factors in our economic recovery.

The U.S. Treasury announced a plan to remove distressed assets from banks’ balance sheets. The plan aims to finance up to $1 trillion in purchases of distressed and illiquid assets through a Public-Private Investment Program. The Federal Reserve announced that it will purchase up to $300 billion of longer-term Treasury securities, and will substantially expand its existing programs to purchase agency mortgage-backed securities and debt. The aim of these purchases is to keep interest rates low for businesses and home buyers.

Initial market reactions to both announcements have been positive. Optimism has been lifted by the expectation that a comprehensive government effort will finally succeed in breaking a negative feedback loop from falling output and employment to credit market conditions and consumer demand.

Recent tentative signs of moderating decline in some economic indicators such as the U.S. purchasing managers survey, retail sales and housing starts suggest that the current sharp downturn may start decelerating in the next quarter. We expect policy actions to start producing positive effects by the second half of 2009 as financial sector healing begins.

During times of stress it’s important to keep sight of the longer view: your investment goals. You may have felt pressure to “do something” to shift your money into safer investments, which is certainly understandable. Remember, though, that to meet your long-term goals you will need an appropriate mix of capital accumulation potential, income potential and capital preservation potential. We encourage you to talk to your financial advisor to ensure your current portfolio solution reflects your goals and risk tolerance.

While recognizing that we’re still surrounded by troubles, we look ahead hopefully to improving conditions. At ING Funds we strive to offer our clients quality investments. I thank you for your continued support and confidence and we look forward to serving you in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

April 24, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2009

In our semi-annual report we described global economies entering recession in the aftermath of a financial crisis rooted in unwise mortgage borrowing, lending and investment.

In the maelstrom of September 2008, the U.S. government had ended up as the reluctant arbiter of which major financial institutions would survive and in what form. But, in one case, it pointedly stood aside and let Lehman Brothers go under. This was soon recognized as a major mistake, as a credit crisis quickly lurched towards a credit market collapse. Lending all but seized up. Investors dumped risky asset classes to buy Treasuries or repay debt.

The policy response was huge but initially muddled. Congress passed the Troubled Assets Relief Program (“TARP”), intended to relieve banks’ balance sheets of enormous volumes of distressed loans and toxic assets of indeterminate value. But most of the money was used to recapitalize them.

Other government-sponsored programs did provide practical help, like support for the commercial paper market and a guarantee facility for money market funds. The announced intention to buy vast quantities of agency mortgage-backed bonds and debentures drove 30-year mortgage rates below 5% to record low levels. The newly-elected U.S. president promised a $1 trillion stimulus package. And in December, the Federal Open Market Committee (“FOMC”) reduced interest rates to between 0% and 0.25%.

Many were hopeful as 2009 dawned that these measures would help solidify melting economies and investment markets. But credit conditions remained tight, and equities resumed their fall.

Meanwhile in the real economy, unemployment reached 8.1%, the highest since 1983. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(1) of house prices in 20 cities sank 19% year-over-year. New home sales in January set another record low. Gross domestic product (“GDP”) fell at an annualized rate of 6.3% in the fourth quarter of 2008, the worst performance since 1982. And at the end of February 2009, the U.S. Department of the Treasury (“Treasury”) announced that it would take a 36% stake in Citigroup amid a new wave of concern about major banks’ viability.

Yet in the final weeks of the fiscal year ended March 31, 2009, some of the news got better. Personal spending, retail sales (excluding autos), durable goods orders and at last, new home sales unexpectedly picked up from still poor levels. Some hard details were announced about a new Public-Private Investment Program to relieve banks of their distressed securities: many people think it might work. And on March 10, 2009 stock markets soared when the above-mentioned Citigroup surprised everybody by saying that 2009 had been profitable so far. All of this paved the way for a rally in risky asset classes to the end of March.

While global equity markets reached the low point of the fiscal year on March 9, 2009, U.S. fixed income markets needed a day longer as the first reaction to sharply rising stocks that day was to sell bonds. But it was really a matter of risk appetite; from that point, high yield and long term bonds in particular registered strong gains. The Barclays Capital U.S. Aggregate Bond Index(2) of investment grade bonds returned 4.70% in the second half of the fiscal year, 3.13% for the entire fiscal year and 1.47% after March 10, 2009. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(3) lost 12.64% in the second half of the fiscal year, lost 18.56% for the entire fiscal year, but gained 6.61% after March 10, 2009. The yield on the ten-year U.S. Treasury Note, having started the fiscal year at 3.43%, fell as risk appetite vanished by the end of 2008, to 2.24%, the lowest since 1954, but recovered to 2.68% by the end of March 2009. Similarly, the yield on the 90-day U.S. Treasury Bill started at 1.27%, briefly turned negative in December 2008 and ended our fiscal year at 0.20%, still very low historically.

In currencies, dollar weakness reversed itself in mid-July and the currency ultimately benefited from its safe haven status. In the second half of the fiscal year, the dollar gained 9.40% on the euro, 27.90% against the pound, but lost 8.20% to the yen, as much of the period evidenced the unwinding of carry trades against the yen (essentially short yen positions). For the fiscal year, the gains (losses) were 19.60%, 40.40% and (2.00)% against the euro, pound and yen, respectively.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(4) including dividends, returned (30.50)% in the six months ended March 31, 2009, (down 38.10% for the entire fiscal year). The first quarter of 2009 would mark the seventh straight quarter of declining profits for S&P 500® companies. As with stock markets generally, March 9, 2009 marked the low point for the S&P 500® Index, closing at a level not seen since September 1996. From there, the S&P 500® Index recovered 18%, within which the financials component jumped 41%.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2009

In international markets, referring to MSCI indices in local currencies including net dividends, the MSCI Japan® Index(5) fell 29.40% for the six months ended March 31, 2009, (down 36.5% for the entire fiscal year). Export-dependent GDP receded at an annualized 12.10%, the worst since 1974, as exports halved in value in 12 months. The MSCI Europe ex UK® Index(6) slid 30.20% in the six months ended March 31, 2009, (down 40.90% for the entire fiscal year), also depressed by slumping exports, especially in Germany, the world’s biggest exporter. The European Central Bank raised rates as late as July, but ultimately cut back to 1.50%, still above other major central bank rates. The MSCI UK® Index(7) fell 18.20% for the six months ended March 31, 2009 (down 28.5% for the entire fiscal year), having allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the now suffering financial sector. The Bank of England repeatedly reduced rates to 0.5%, the lowest since its establishment in 1694.

(1)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(2)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

(4)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

ING Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The one year period ending March 31, 2009, proved to be one of the most difficult and challenging periods in history for money market funds.

The second quarter of 2008 turned out to be the quiet in the eye of the storm, despite somewhat volatile market conditions following the near collapse of Bear Stearns and the subsequent buyout by J.P.Morgan. Concern shifted from lower economic and lower short-term rates to inflation and the possibility of significant rate increases.

The third quarter of 2008 was marked by the seizing up of the credit markets and subsequent loss of confidence in issuers such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Lehman Brothers, Merrill Lynch and even market bellwethers General Electric, AIG and Wachovia. The systemic risk and capital market panic that ensued resulted in a worldwide multi-sector collapse of virtually all risk-based asset prices.

The markets for short-term funding by investors such as money market funds threatened to stop functioning. The Federal Open Market Committee (“FOMC”) made an emergency inter-meeting cut of the federal funds rate from 2.00% to 1.50% on October 8, 2008. This was followed by another 0.50% cut at the October 29, 2008 meeting and an unprecedented step at the December 15-16, 2008 meetings where the FOMC set a federal funds target rate range of 0% to 0.25%.

The first quarter of 2009 saw further global economic slowdown, increases in unemployment and declining home prices. With no end in sight to the credit crisis and tight lending conditions, the U.S. Department of the Treasury (“U.S. Treasury”) and the Federal Reserve Board (the “Fed”) introduced a raft of programs designed to jump start the moribund credit markets and deal with “toxic assets” and the weakened balance sheets of financial intermediaries. Many of the programs targeted to the money markets were either extended or modified during the quarter.

Due to the extreme risks in the market, during the fiscal year the Fund’s focus was on preservation of capital, reducing risk and increasing liquidity, rather than maximizing yield or return.

The Fund did take on interest rate risk, primarily during the second half of 2008 and early in 2009, extending its weighted average maturity (“WAM”) by buying longer term U.S. Treasury and agency securities. The Fund sold most of those longer positions in late March at gains, as there was a flight to quality which drove down yields and increased prices. The Fund finished the quarter with a 44-day WAM, down from a peak WAM in the high 80-day range.

The Fund avoided additional credit risk but gave up some incremental yield by not buying higher yielding debt of more marginal issue and structured securities not covered by the government programs. This strategy cushioned the impact of the rate cuts and declining yields and should continue to do so in the current low interest rate environment going forward.

Current Outlook & Strategy: It is our opinion that new programs such as the Term Asset-Backed Securities Loan Facility (“TALF”) and Public-Private Investment Program (“PPIP”) will help to stabilize the banking system and the economy, but may take longer to work and be less successful than the market anticipates. In the mean time, our emphasis continues to be on reducing overall credit risk and maintaining excess liquidity. We have been extending our asset-backed commercial paper (“ABCP”) maturities into May through October as availability allows, to lock in the higher yields offered there relative to shorter maturities of those issuers.

All of the ABCP holdings are currently eligible to be sold to the Fed. The Fund continues to reduce exposure to issuers that have not received direct central bank support or guarantees or are not covered by one of the various programs. We expect the federal funds rate to stay in the 0.00% to 0.25% range for the foreseeable future until economic and market conditions improve significantly. We would look to extend our WAM again by buying longer money market U.S. Government agency securities and U.S. Treasury securities that do not add significant credit risk.

We expect to eventually add back credit exposure as the economy and banking system stabilizes, the credit market stresses are reduced and the risks return to levels that are appropriate for a money market fund.

Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Please see Note 5 and Note 11 in the “Notes to Financial Statements” section for information regarding the Fund’s participation in a Capital Support Agreement and in the U.S. Treasury Department’s Temporary Money Market Guarantee Program, respectively.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009. The Fund’s expenses are shown without the imposition of any charges. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2009*	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2009*
Class A	$1,000.00	$1,004.50	0.69%	$3.45	$1,000.00	$1,021.49	0.69%	$3.48
Class B	$1,000.00	$1,001.50	1.44%	$7.19	$1,000.00	$1,017.75	1.44%	$7.24
Class C	$1,000.00	$1,004.50	0.69%	$3.45	$1,000.00	$1,021.49	0.69%	$3.48
Class I	$1,000.00	$1,004.60	0.69%	$3.45	$1,000.00	$1,021.49	0.69%	$3.48
Class O	$1,000.00	$1,004.70	0.69%	$3.45	$1,000.00	$1,021.49	0.69%	$3.48

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Money Market Fund, a series of ING Series Fund, Inc., as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Money Market Fund as of March 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 28, 2009

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2009

ASSETS:
Short-term investments at amortized cost	$209,209,777
Short-term investments at fair value*	162,500
Repurchase agreement	108,709,000
Receivables:
Investment securities sold	6,061,582
Fund shares sold	572,552
Dividends and interest	235,734
Prepaid expenses	58,190
Reimbursement due from manager	20,816

Total assets	325,030,151

LIABILITIES:
Payable for fund shares redeemed	744,580
Income distribution payable	681
Payable to affiliates	129,936
Payable to custodian due to bank overdraft	115,312
Payable for director fees	4,892
Other accrued expenses and liabilities	97,285

Total liabilities	1,092,686

NET ASSETS	$323,937,465

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$325,086,094
Undistributed net investment income	19,783
Accumulated net realized loss on investments	(28,661)
Net unrealized depreciation on investments	(1,139,751)

NET ASSETS	$323,937,465

* Amortized cost of short-term investments at fair value	$1,302,251

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2009 (CONTINUED)

Class A:
Net assets	$235,873,261
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	236,709,735
Net asset value and redemption price per share	$1.00
Maximum offering price per share	$1.00
Class B:
Net assets	$9,583,470
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	9,617,993
Net asset value and redemption price per share(1)	$1.00
Maximum offering price per share	$1.00
Class C:
Net assets	$12,571,255
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	12,615,400
Net asset value and redemption price per share(1)	$1.00
Maximum offering price per share	$1.00
Class I:
Net assets	$45,632,601
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	45,798,622
Net asset value and redemption price per share	$1.00
Maximum offering price per share	$1.00
Class O:
Net assets	$20,276,878
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	20,346,836
Net asset value and redemption price per share	$1.00
Maximum offering price per share	$1.00

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2009

INVESTMENT INCOME:
Interest	$8,467,978

Total investment income	8,467,978

EXPENSES:
Investment management fees	1,514,913
Distribution and service fees:
Class B	77,560
Class O	68,019
Transfer agent fees	231,035
Administrative service fees	302,978
Shareholder reporting expense	195,385
Registration fees	78,216
Professional fees	78,876
Custody and accounting expense	56,492
Directors fees	30,313
Guarantee fees (Note 11)	125,516
Miscellaneous expense	33,539

Total expenses	2,792,842
Net waived and reimbursed fees	(110,521)

Net expenses	2,682,321

Net investment income	5,785,657

REALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(28,661)

Net change in unrealized depreciation on investments	(1,139,751)

Net realized and unrealized loss on investments	(1,168,412)

Net increase in net assets resulting from operations	$4,617,245

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2009	Year Ended March 31, 2008
FROM OPERATIONS:
Net investment income	$5,785,657	$16,303,786
Net realized gain (loss) on investments and reimbursement by affiliate	(28,661)	117,104
Net change in unrealized depreciation on investments	(1,139,751)	—

Net increase in net assets resulting from operations	4,617,245	16,420,890

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(4,230,532)	(12,287,988)
Class B	(47,535)	(133,444)
Class C	(242,521)	(546,692)
Class I	(823,821)	(2,655,203)
Class O	(438,094)	(679,704)

Total distributions	(5,782,503)	(16,303,031)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	523,799,854	702,444,592
Reinvestment of distributions	5,733,775	16,014,458

	529,533,629	718,459,050
Cost of shares redeemed	(613,593,055)	(624,255,100)

Net increase (decrease) in net assets resulting from capital share transactions	(84,059,426)	94,203,950

Net increase (decrease) in net assets	(85,224,684)	94,321,809

NET ASSETS:
Beginning of year	409,162,149	314,840,340

End of year	$323,937,465	$409,162,149

Undistributed net investment income at end of year	$19,783	$5,043

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/additions (2)(3)	Expenses, net of fee waivers and/or recoupments, if any (2)(3)	Expenses, net of all reductions/additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period

Year or period ended	($)	($)	($)		($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)
Class A
03-31-09	1.00	0.02	(0.00	)*	0.02	0.02	—	—	0.02	1.00	1.51	(a)	0.70	0.69	0.69	1.53	235,783
03-31-08	1.00	0.04	0.00	*	0.04	0.04	—	—	0.04	1.00	4.56	†	0.62	0.62	0.62	4.45	284,458
03-31-07	1.00	0.05	0.00	*	0.05	0.05	—	—	0.05	1.00	4.79	†	0.62	0.62	0.62	4.71	236,134
03-31-06	1.00	0.03	0.00	*	0.03	0.03	—	—	0.03	1.00	3.31	†	0.61	0.61	0.61	3.21	145,997
03-31-05	1.00	0.01	0.00	*	0.01	0.01	—	—	0.01	1.00	1.17	†	0.62	0.62	0.62	1.16	125,642

Class B
03-31-09	1.00	0.01	(0.00	)*	0.01	0.01	—	—	0.01	1.00	0.71	(a)	1.70	1.44	1.44	0.64	9,583
03-31-08	1.00	0.03	0.00	*	0.03	0.03	—	—	0.03	1.00	3.53	†	1.62	1.62	1.62	3.38	6,031
03-31-07	1.00	0.04	0.00	*	0.04	0.04	—	—	0.04	1.00	3.77	†	1.62	1.62	1.62	3.72	2,884
03-31-06	1.00	0.02	0.00	*	0.02	0.02	—	—	0.02	1.00	2.29	†	1.61	1.61	1.61	2.14	2,884
03-31-05	1.00	0.01	0.00	*	0.01	0.01	—	—	0.01	1.00	0.53	†	1.62	1.24	1.24	0.52	3,766

Class C
03-31-09	1.00	0.02	(0.00	)*	0.02	0.02	—	—	0.02	1.00	1.51	(a)	0.70	0.69	0.69	1.57	12,571
03-31-08	1.00	0.04	0.00	*	0.04	0.04	—	—	0.04	1.00	4.56	†	0.62	0.62	0.62	4.37	17,545
03-31-07	1.00	0.05	0.00	*	0.05	0.05	—	—	0.05	1.00	4.81	†	0.62	0.62	0.62	4.71	5,728
03-31-06	1.00	0.03	0.00	*	0.03	0.03	—	—	0.03	1.00	3.30	†	0.61	0.61	0.61	3.22	5,400
03-31-05	1.00	0.01	0.00	*	0.01	0.01	—	—	0.01	1.00	1.17	†	0.62	0.62	0.62	1.14	4,778

Class I
03-31-09	1.00	0.02	(0.00	)*	0.02	0.02	—	—	0.02	1.00	1.52	(a)	0.70	0.69	0.69	1.57	45,633
03-31-08	1.00	0.04	0.00	*	0.04	0.04	—	—	0.04	1.00	4.56	†	0.62	0.62	0.62	4.47	72,608
03-31-07	1.00	0.05	0.00	*	0.05	0.05	—	—	0.05	1.00	4.80	†	0.62	0.62	0.62	4.69	64,202
03-31-06	1.00	0.03	0.00	*	0.03	0.03	—	—	0.03	1.00	3.31	†	0.61	0.61	0.61	3.17	65,539
03-31-05	1.00	0.01	0.00	*	0.01	0.01	—	—	0.01	1.00	1.17	†	0.62	0.62	0.62	1.13	71,495

Class O
03-31-09	1.00	0.02	(0.00	)*	0.02	0.02	—	—	0.02	1.00	1.53	(a)	0.95	0.69	0.69	1.61	20,277
03-31-08	1.00	0.04	0.00	*	0.04	0.04	—	—	0.04	1.00	4.56	†	0.87	0.62	0.62	4.29	28,520
11-15-06(4) - 3-31-07	1.00	0.02	0.00	*	0.02	0.02	—	—	0.02	1.00	1.79	†	0.87	0.62	0.62	4.77	5,892

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
*	Amount is less than $0.005 or more than $(0.005).
†	There was no impact on total return by the reimbursement by affiliate for investment transaction losses.
(a)	There was no impact on total return by the Capital Support Agreement in Note 5.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are sixteen separate active series which comprise the Company. This report is for ING Money Market Fund (the “Fund”), a diversified series of the Company.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statement, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The Fund, except for those eligible notes which are covered by the capital support agreement, uses the amortized cost method to value its portfolio securities, which approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Refer to Note 5 for a discussion of the Capital Support Agreement that the Fund has entered into. The debt securities, under the Capital Support Agreement, are fair valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards

Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C.	Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Illiquid and Restricted Securities. The Fund may not invest more than 10% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended, (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board of Directors (“Board”).

H.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:

0.400% of the first $500 million, 0.350% of the next $500 million, 0.340% of the next $1 billion, 0.330% of the next $1 billion and 0.300% in excess of $3 billion.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with ING IM. ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

Pursuant to an administration agreement, ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Funds Distributor, LLC (the “Distributor” or “IFD”) is the principal underwriter of the Fund. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

Class B shares of the Fund have adopted an Amended and Restated Distribution and Shareholder Services Plan and Class O shares of the Fund have adopted an Amended and Restated Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is paid an annual fee at the rate of 1.00% and 0.25% of the value of average daily net assets of the Fund for expenses incurred in the distribution of Class B and Class O shares, respectively. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.

The Distributor has contractually agreed to waive the service fee for Class O shares of the Fund through at least August 1, 2010.

IFD and ING Investments have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and advisory fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a yield of not less than zero. There is no guarantee that the Fund will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by ING Investments, as applicable, within three years. For the year ended March 31, 2009, the Fund waived $20,849 of management fees. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Fund on that day. Distribution and Servicing fees waived are not subject to recoupment. For the year ended March 31, 2009, the Fund waived $21,652 of distribution and servicing fees. This expense waiver or reimbursement may be discontinued at any time. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

The Distributor also receives the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2009, the Distributor retained the following amounts in sales charges:

Class A Shares
Contingent Deferred Sales Charge
Money Market	$26,716

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At March 31, 2009, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 3 and 4):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Waiver of Distribution and Service Fees	Total
$115,028	$23,006	$(8,098)	$129,936

During the year ended March 31, 2008, ING Investments voluntarily reimbursed the Fund $98,295 for investment transaction losses which occurred in prior years. During the year ended March 31, 2009, no such reimbursements were made.

At March 31, 2009, ING National Trust and ING Life Insurance and Annuity Company, indirect, wholly- owned subsidiaries of ING Groep, owned 34.95% and 18.74% of the Fund, respectively.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Fund has adopted a Deferred Compensation Plan and a Retirement Policy (the “Plans”), which allow eligible non-affiliated directors as described in the Plans to defer the receipt of all or a portion of the directors fees payable. The deferred fees are invested in various funds advised by ING Investments, until distribution in accordance with the Plans.

On September 16, 2008, the Fund obtained a commitment from the Adviser that an affiliate of ING Groep will provide capital support with respect to one of its portfolio holdings. The Fund entered into a Capital Support Agreement (“Agreement”) with ING America Insurance Holdings, Inc., a Delaware corporation (“Capital Support Provider” or “CSP”). The CSP has obtained a short-term credit rating of A+ from Standard & Poor’s as of March 31, 2009, which satisfies the ratings requirements for “First Tier Securities,” (as defined in Rule 2a-7). The Agreement establishes certain circumstances where the CSP is obligated to make a cash contribution (“Capital Contribution”) to the Fund in an amount sufficient for the Fund to maintain its market-based net asset value per share (“NAV”) at no less than $0.9950. The maximum amount that the CSP would be required to contribute under the Agreement is an amount equal to the outstanding principal balance of certain notes (American General Finance Corp. and Lehman Brothers Holdings, Inc.) (“Notes”) held by the Fund as a portfolio security on the date of the Contribution Event.

The obligation of the CSP to make Capital Contributions under the Agreement terminated upon the earlier to occur of: (i) the repayment in full, in cash, of all the Notes; (ii) the CSP having made Capital Contributions, in the aggregate, equal to the maximum contribution amount and; (iii) so long as the CSP is not in default with respect to its obligations arising under the Agreement, as of September 23, 2009 (“Termination Date”).

In addition, a Fund would sell the Notes: (i) within fifteen (15) calendar days following any change in the CSP’s short-term credit ratings such that the CSP’s short-term obligations no longer qualify as First Tier Securities; or (ii) on the business day immediately prior to the Termination Date, provided that the Fund would not be required to complete any such sale if (A) the amount the Fund expects to receive on such sale date would not result in a loss or the payment of a Capital Contribution, or (B) with respect to an event described above in the first sentence of this paragraph, if the CSP substituted an obligation or credit support that satisfied the requirement of a First Tier Security within fifteen (15) calendar days from the occurrence of such event and during that 15-day period the CSP’s obligations qualify as “Second Tier Securities” (as defined in Rule 2a-7).

In the event that the Fund received a Capital Contribution from the CSP with respect to the Notes and subsequently received additional payments from, or on behalf of, the Issuer in respect of the Notes, the Fund would repay to the CSP the lesser of the amount of the Capital Contribution or the amount of such subsequent payments, provided that in no event shall such repayment to the CSP cause a Fund’s NAV per share to fall below $0.9950.

The value of the Agreement may increase or decrease as a result of changes in the value of the Notes or other factors prior to the actual payment of a Capital Contribution by the CSP to the Fund. On October 2, 2008, American General Finance Corp. commercial paper held by the Fund matured at par of $8,500,000. No events occurred during the year which required the actual payments of a Capital Contribution to the Fund.

NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES

At March 31, 2009, the Fund did not have any payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 7 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000, not to exceed $50,000,000 with respect to any one fund or 10% of a fund’s value of total assets if Net Asset Value is less than $25,000,000 effective December 18, 2008 for a 364-day period, terminating on December 16, 2009. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and

(3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount. The Fund will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the year ended March 31, 2009 the Fund did not have any loans outstanding under the line of credit.

NOTE 8 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
03-31-09	461,751,593	4,330,781	(513,820,045)	(47,737,671)	461,751,593	4,330,781	(513,820,045)	(47,737,671)
03-31-08	594,616,150	12,174,552	(558,547,008)	48,243,694	594,616,150	12,174,552	(558,547,008)	48,243,694
Class B
03-31-09	9,878,483	42,177	(6,333,903)	3,586,757	9,878,483	42,177	(6,333,903)	3,586,757
03-31-08	6,920,751	113,102	(3,887,912)	3,145,941	6,920,751	113,102	(3,887,912)	3,145,941
Class C
03-31-09	11,118,518	219,747	(16,267,037)	(4,928,772)	11,118,518	219,747	(16,267,037)	(4,928,772)
03-31-08	23,498,563	494,750	(12,179,674)	11,813,639	23,498,563	494,750	(12,179,674)	11,813,639
Class I
03-31-09	25,853,395	797,134	(53,458,315)	(26,807,786)	25,853,395	797,134	(53,458,315)	(26,807,786)
03-31-08	42,982,339	2,576,957	(37,185,056)	8,374,240	42,982,339	2,576,957	(37,185,056)	8,374,240
Class O
03-31-09	15,197,865	343,936	(23,713,755)	(8,171,954)	15,197,865	343,936	(23,713,755)	(8,171,954)
03-31-08	34,426,789	655,097	(12,455,450)	22,626,436	34,426,789	655,097	(12,455,450)	22,626,436

NOTE 9 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of the

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 9 — CONCENTRATION OF INVESTMENT RISKS (continued)

Fund’s debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of March 31, 2009:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$11,586	$(11,586)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends to shareholders from ordinary income were $5,782,503 for the year ended March 31, 2009, and $16,303,031 for the year ended March 31, 2008.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2009 were:

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Date
$20,464	$(1,139,751)	$(28,661)	2017

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2009, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and stated departments of revenue.

NOTE 11 — U.S. TREASURY TEMPORARY GUARANTEE PROGRAM

The U.S. Treasury Department notified the Fund that it has been accepted to participate in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (the “Program”). The Program guarantees shareholders of the Fund the lesser of: (1) the number of shares owned on September 19, 2008 multiplied by $1.00; or (2) the number of shares owned as of the time the Treasury’s obligation under the Program is triggered multiplied by $1.00. The Treasury’s obligation under the Program is triggered if the Fund’s net asset value per share falls below $0.995 and certain conditions are met including the liquidation of the Fund.

Coverage under the Program is limited to persons who were shareholders of the Fund as of the close of business on September 19, 2008. Any increase in the number of shares held in an account after the close of business on September 19, 2008 will not be guaranteed. If the number of shares held in an account fluctuates (even if the number of shares held in an account is reduced to zero), shareholders will be covered for the lesser of the number of shares held as of the close of business on September 19, 2008 or the number of shares held at the time the Treasury’s obligation under the Program is triggered. If a shareholder closes his/her account with the Fund or broker-dealer, any future investment in the Fund will not be guaranteed.

The Fund paid to participate in the Program for the initial three-month period, which expired on December 18, 2008. The fee of $58,632 for the initial three-month period was 0.015% of the Fund’s net asset value on September 19, 2008 (the “Program Participation Payment”). On November 24, 2008, the U.S. Treasury Department announced that it would extend its Program from December 19, 2008 through April 30, 2009. The Board has approved the Fund’s continued participation in the Program. The Fund paid to extend its participation in the Program through April 30, 2009. The fee of $85,994 to extend its participation was 0.022% of the Fund’s net asset value on September 19, 2008. The Board has determined that

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 11 — U.S. TREASURY TEMPORARY GUARANTEE PROGRAM (continued)

the Program Participation Payment is an extraordinary expense that will not be subject to any expense limitation agreement currently in effect for the Fund.

NOTE 12 — SUBSEQUENT EVENTS

Effective April 20, 2009, PNC Global Investment Servicing (U.S.) Inc. assumed all account servicing and record-keeping responsibilities for the Funds, replacing DST Systems, Inc. as the transfer agent.

On April 7, 2009, the Board approved the continued participation of the Fund in the second extension of the U.S. Department of the Treasury (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). The original termination date for the Program was December 18, 2008 which was extended to April 30, 2009. The second extension of the Program begins May 1, 2009 and continues until September 18, 2009.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of March 31, 2009 management of the Fund is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

ING MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2009

Principal Amount			Value

CERTIFICATES OF DEPOSIT: 1.2%
$500,000	@@	BNP Paribas, 0.410%, due 04/06/09	$500,008
3,500,000	@@	BNP Paribas, 1.461%, due 08/13/09	3,500,000

		Total Certificates of Deposit ( Cost $ 4,000,008 )	4,000,008

COMMERCIAL PAPER: 47.4%
1,250,000	#	Barton Capital, LLC, 0.350%, due 04/08/09	1,249,903
1,500,000	#	Barton Capital, LLC, 0.420%, due 04/13/09	1,499,775
1,000,000	#	Barton Capital, LLC, 0.420%, due 04/17/09	999,800
2,750,000		Barton Capital, LLC, 0.510%, due 04/22/09	2,749,150
3,500,000	#	Barton Capital, LLC, 0.690%, due 06/12/09	3,495,100
2,000,000		Cafco, LLC, 0.390%, due 04/15/09	1,999,673
3,500,000	#	Cafco, LLC, 0.440%, due 04/24/09	3,498,831
3,000,000		Caisse Nationale des Caisses d’Epargne et de Prevoyance, 0.470%, due 04/30/09	2,998,816
1,000,000		Caisse Nationale des Caisses d’Epargne et de Prevoyance, 0.510%, due 05/05/09	999,509
3,650,000	#	Ciesco, LLC, 0.400%, due 04/21/09	3,649,148
6,500,000	#	Ciesco, LLC, 0.400%, due 04/23/09	6,498,332
500,000	#	Ciesco, LLC, 0.650%, due 04/01/09	500,000
5,250,000	#	Concord Minutemen Capital Co., LLC, 1.800%, due 08/27/09	5,211,150
6,000,000	#	Concord Minutemen Capital Co., LLC, 2.310%, due 04/17/09	5,993,467
4,500,000	#	Crown Point Capital Co., 1.800%, due 08/26/09	4,466,925
6,500,000	#	Crown Point Capital Co., 2.310%, due 04/17/09	6,492,922
3,000,000	#	Danske Corporation, 0.610%, due 04/14/09	2,999,286
4,000,000		Delaware Finance, 0.500%, due 05/29/09	3,996,713
7,500,000	#	Edison Asset Securities, LLC, 0.380%, due 04/23/09	7,498,167
1,500,000	#	Edison Asset Securities, LLC, 0.430%, due 04/29/09	1,499,417
2,750,000	#	Edison Asset Securities, LLC, 1.000%, due 08/05/09	2,740,375
500,000	#	Jupiter Securities Co., LLC, 0.230%, due 04/02/09	499,994
5,000,000	#	Jupiter Securities Co., LLC, 0.350%, due 04/08/09	4,999,611
400,000		Jupiter Securities Co., LLC, 0.360%, due 04/10/09	399,960
2,500,000		Jupiter Securities Co., LLC, 0.500%, due 04/24/09	2,499,169
2,000,000		Jupiter Securities Co., LLC, 0.510%, due 05/06/09	1,998,989

Principal Amount			Value

COMMERCIAL PAPER: (continued)
$1,000,000	#	Old Line Funding, LLC, 0.400%, due 04/20/09	$999,778
3,500,000	#	Old Line Funding, LLC, 0.520%, due 04/21/09	3,498,931
2,000,000	#	Old Line Funding, LLC, 0.530%, due 04/22/09	1,999,358
2,500,000		Old Line Funding, LLC, 0.590%, due 06/19/09	2,496,708
1,500,000	#	Park Avenue, 0.230%, due 04/02/09	1,499,981
6,750,000	#	Park Avenue, 0.320%, due 04/13/09	6,749,213
2,500,000	#	Park Avenue, 0.470%, due 04/16/09	2,499,479
750,000	@@	Rabobank Nederland NV, 0.380%, due 04/06/09	749,952
1,000,000	@@	Rabobank Nederland NV, 0.630%, due 06/29/09	998,418
3,000,000	@@	Rabobank Nederland NV, 0.720%, due 05/11/09	2,997,533
500,000	@@, #	Rabobank Nederland NV, 1.413%, due 04/06/09	499,997
800,000		Societe Generale, 0.250%, due 04/06/09	799,967
1,500,000		Societe Generale, 0.600%, due 04/14/09	1,499,648
1,500,000	#	Societe Generale, 1.676%, due 09/04/09	1,500,000
1,000,000		Thunder Bay Funding, LLC, 0.400%, due 04/09/09	999,900
3,000,000	#	Thunder Bay Funding, LLC, 0.400%, due 04/17/09	2,999,440
1,200,000		Thunder Bay Funding, LLC, 0.420%, due 04/15/09	1,199,790
4,000,000	#	Thunder Bay Funding, LLC, 0.470%, due 04/10/09	3,999,480
500,000	#	Thunder Bay Funding, LLC, 0.620%, due 06/01/09	499,466
1,250,000	#	Thunder Bay Funding, LLC, 0.660%, due 06/19/09	1,248,162
500,000	#	Variable Funding Capital, 0.370%, due 04/14/09	499,928
9,250,000	#	Variable Funding Capital, 0.570%, due 04/22/09	9,246,763
1,500,000	#	Variable Funding Capital, 1.150%, due 08/10/09	1,493,723
1,750,000	#	Windmill Funding Corp., 0.390%, due 04/07/09	1,749,869
3,000,000		Windmill Funding Corp., 0.400%, due 04/01/09	3,000,000
2,750,000		Windmill Funding Corp., 0.470%, due 04/16/09	2,749,427
2,750,000	#	Windmill Funding Corp., 1.510%, due 04/17/09	2,748,044
5,300,000	#	Yorktown Capital, LLC, 0.400%, due 04/20/09	5,298,805
2,000,000		Yorktown Capital, LLC, 0.480%, due 04/23/09	1,999,352
3,500,000	#	Yorktown Capital, LLC, 0.660%, due 05/18/09	3,496,938

		Total Commercial Paper ( Cost $ 153,452,232 )	153,452,232

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2009 (CONTINUED)

Principal Amount			Value

CORPORATE BONDS/NOTES: 7.4%
$750,000	#	American Honda Finance Corp., 4.500%, due 05/26/09	$751,456
5,250,000	@@, #	Australia & New Zealand Banking Group Ltd., 1.491%, due 09/02/09	5,250,000
1,500,000		JPMorgan Chase & Co., 0.571%, due 06/26/09	1,499,377
1,300,000	(2), ±	Lehman Brothers Holdings, Inc., 2.520%, due 11/24/08	162,500
3,000,000		Toyota Motor Credit Corp., 0.660%, due 07/10/09	3,000,000
1,000,000		US Bancorp., 5.300%, due 04/28/09	1,001,539
5,000,000		US Bank NA, 1.349%, due 08/24/09	5,000,000
1,000,000		Wells Fargo & Co., 3.125%, due 04/01/09	1,000,000
3,000,000		Wells Fargo & Co., 3.552%, due 05/01/09	3,000,125
3,250,000	#	Westpac Banking Corp., 1.506%, due 07/03/09	3,250,000

		Total Corporate Bonds/Notes ( Cost $ 25,054,748 )	23,914,997

U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.6%
8,000,000	Z	Federal Home Loan Bank, 0.700%, due 12/14/09	7,960,022
3,000,000	Z	Federal Home Loan Bank, 0.800%, due 11/18/09	2,984,600
1,000,000	Z	Federal Home Loan Mortgage Corporation, 0.860%, due 01/05/10	993,335
1,000,000		Federal Home Loan Mortgage Corporation, 4.875%, due 02/09/10	1,034,236
11,500,000	Z	Federal National Mortgage Association, 0.630%, due 12/01/09	11,451,708
3,500,000		Federal National Mortgage Association, 4.625%, due 12/15/09	3,581,139

		Total U.S. Government Agency Obligations ( Cost $ 28,005,040 )	28,005,040

REPURCHASE AGREEMENTS: 33.6%
20,000,000	Deutsche Bank Repurchase Agreement dated 03/25/09, 0.000%, due 04/01/09, $20,000,000 to be received upon repurchase	20,000,000
73,409,000	Deutsche Bank Repurchase Agreement dated 03/31/09, 0.000%, due 04/01/09, $73,409,000 to be received upon repurchase	73,409,000
15,300,000	Deutsche Bank Repurchase Agreement dated 03/26/09, 0.000%, due 04/02/09, $15,300,000 to be received upon repurchase (Collateralized by $106,076,000 various U.S. Government Agency Obligations, Discount Note-6.120%, Market Value $110,884,131, due 07/03/10-06/05/36)^	15,300,000

	Total Repurchase Agreement ( Cost $108,709,000 )	108,709,000

Principal Amount	Value

AFFILIATED INVESTMENTS: 0.0%
$ —	Capital Support Agreement	$ —

	Total Affiliated Investment (Cost $—)	—

Total Investments in Securities (Cost $ 319,221,028)*	98.2%	$318,081,277
Other Assets and Liabilities - Net	1.8	5,856,188

Net Assets	100.0%	$323,937,465

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.
(2)	ING America Insurance Holdings, Inc. (“AIH”) has entered into a Capital Support Agreement with the Fund which provides that AIH will contribute capital to the Fund, up to a specified maximum amount, to maintain a net asset value per share of not less than $0.9950, subject to certain conditions and restrictions. As of March 31, 2009, the Fund held corporate debt in Lehman Brothers Holdings, Inc. which is covered by the terms of the CSA (See Note 5).
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
±	Defaulted security
^	This collateral was allocated on a pro rata split basis such that sufficient collateral was applied to the respective repurchase agreements.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(1,139,751)

Net Unrealized Depreciation	$(1,139,751)

The following table summarizes the inputs used as of March 31, 2009 in determining the Fund's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	318,081,277	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$318,081,277	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

Money market securities are valued using the amortized cost method, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2009 were as follows:

Fund Name	Type	Per Share Amount

ING Money Market Fund
Class A	NII	$0.0150
Class B	NII	$0.0071
Class C	NII	$0.0150
Class I	NII	$0.0151
Class O	NII	$0.0152

NII - Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 100% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Non-Interested Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	38	Academy of Economics and Finance (February 2002- Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 74	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	38	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	June 1991 - Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	38	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); Mass Mutual Premier Funds (December 2004 - Present); and MML Series Investment Funds II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	38	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation (April 1973- March 2008)	38	None.

Martin Gavin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Director	January 2009 - Present	President, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006).	38	None.
Directors who are “Interested Persons”

Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); and Chief Marketing Officer, ING USFS (April 2002 - October 2004).	196	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)	Directors serve until their successors are duly elected and qualified.
(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s affiliation with any of the Funds, ING or any of ING’s affiliates.
(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); and Chief Marketing Officer, ING USFS (April 2002 - October 2004).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(6) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); Tax Senior, ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Directors”). Consistent with this requirement of the 1940 Act, the Board of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof, including ING Money Market Fund (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreements”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory Agreement and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement, including the Agreements for ING Money Market Fund, for an additional one-year period commencing January 1, 2009.

Overview of the Review Process

At a meeting of the Board held on December 11, 2008, the Board, including all of the Independent Directors, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors. The Contracts Committee recommended approval of the Advisory and

Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Directors.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Contracts Committee began the formal review process in July 2008 when it met separately with Goodwin Procter LLP, legal counsel for the Independent Directors (“Independent Counsel”), to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 15-16, 2008 and December 9-10, 2008, during which the Independent Directors, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Directors were assisted by Independent Counsel, throughout the contract review process. The Independent Directors relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2009, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitors for compliance with the investment policies and restrictions of the Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Adviser with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and each Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. The Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed the Fund’s investment performance over various time periods on an absolute basis and

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

relative to the performance of (i) one or more appropriate benchmark indexes, (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ending June 30, 2008 and the one-, three-, and five-year periods ending September 30, 2008. In evaluating the investment performance of ING Money Market Fund, the Board noted that, based on performance data as of September 30, 2008: (1) the Fund outperformed its Morningstar category median and its benchmark index for all periods presented; and (2) although the Fund is not ranked by Morningstar, the Fund is ranked by Lipper in the first quintile for the three-year period and in the second quintile for the most recent calendar quarter, year-to-date, one-year and five-year periods. The Board concluded that the performance of ING Money Market Fund is satisfactory.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Fund to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered the Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of the Fund. In addition, the Directors received information regarding the fees charged by the Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Fund. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. In assessing the reasonableness of the management fee and expense ratio for ING Money Market Fund, the Board noted that, based on management fee and expense data as of June 30, 2008, the management fee for the Fund is above the median and average management fees of the funds in its

Selected Peer Group, and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group. The Board also noted that in 2008 the Adviser and its affiliates provided credit support with respect to certain impaired securities held by ING Money Market Fund, which minimized deviations between the Fund’s market-based and amortized cost-based net asset value per share during tumultuous market conditions.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board concluded with respect to ING Money Market Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and the Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Fund. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Fund, relating to (i) the Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2007 and December 31, 2006 and the nine-month period ended September 30, 2008. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Fund both with and without the profitability of the distributor of the Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating the Fund. The Board also considered other direct or indirect benefits that the Adviser and the Sub-Adviser, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for the Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of the Fund, the Board considered the extent to which economies of scale can be expected to be realized by the Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the

Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints with respect to the Fund at this time.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Fund-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Equity Fund VIII

ING Index Plus LargeCap Equity Fund IX

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Asia-Pacific Real Estate Fund

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Dividend Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please see the “Notes to Financial Statements” section for the funds participation in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachussetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-AFIABCIO	(0309-052809)

ANNUAL REPORT

MARCH    31, 2009

BROKERAGE CASH RESERVES

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

PRESIDENT’S LETTER

Dear Shareholder,

It’s spring again, and with the turn of the season come a few glimmers of hope for the economy and the financial markets. In March, the Obama administration unveiled two new rescue programs that could become important factors in our economic recovery.

The U.S. Treasury announced a plan to remove distressed assets from banks’ balance sheets. The plan aims to finance up to $1 trillion in purchases of distressed and illiquid assets through a Public-Private Investment Program. The Federal Reserve announced that it will purchase up to $300 billion of longer-term Treasury securities, and will substantially expand its existing programs to purchase agency mortgage-backed securities and debt. The aim of these purchases is to keep interest rates low for businesses and home buyers.

Initial market reactions to both announcements have been positive. Optimism has been lifted by the expectation that a comprehensive government effort will finally succeed in breaking a negative feedback loop from falling output and employment to credit market conditions and consumer demand.

Recent tentative signs of moderating decline in some economic indicators such as the U.S. purchasing managers survey, retail sales and housing starts suggest that the current sharp downturn may start decelerating in the next quarter. We expect policy actions to start producing positive effects by the second half of 2009 as financial sector healing begins.

During times of stress it’s important to keep sight of the longer view: your investment goals. You may have felt pressure to “do something” to shift your money into safer investments, which is certainly understandable. Remember, though, that to meet your long-term goals you will need an appropriate mix of capital accumulation potential, income potential and capital preservation potential. We encourage you to talk to your financial advisor to ensure your current portfolio solution reflects your goals and risk tolerance.

While recognizing that we’re still surrounded by troubles, we look ahead hopefully to improving conditions. At ING Funds we strive to offer our clients quality investments. I thank you for your continued support and confidence and we look forward to serving you in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

April 24, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2009

In our semi-annual report we described global economies entering recession in the aftermath of a financial crisis rooted in unwise mortgage borrowing, lending and investment.

In the maelstrom of September 2008, the U.S. government had ended up as the reluctant arbiter of which major financial institutions would survive and in what form. But, in one case, it pointedly stood aside and let Lehman Brothers go under. This was soon recognized as a major mistake, as a credit crisis quickly lurched towards a credit market collapse. Lending all but seized up. Investors dumped risky asset classes to buy Treasuries or repay debt.

The policy response was huge but initially muddled. Congress passed the Troubled Assets Relief Program (“TARP”), intended to relieve banks’ balance sheets of enormous volumes of distressed loans and toxic assets of indeterminate value. But most of the money was used to recapitalize them.

Other government-sponsored programs did provide practical help, like support for the commercial paper market and a guarantee facility for money market funds. The announced intention to buy vast quantities of agency mortgage-backed bonds and debentures drove 30-year mortgage rates below 5% to record low levels. The newly-elected U.S. president promised a $1 trillion stimulus package. And in December, the Federal Open Market Committee (“FOMC”) reduced interest rates to between 0% and 0.25%.

Many were hopeful as 2009 dawned that these measures would help solidify melting economies and investment markets. But credit conditions remained tight, and equities resumed their fall.

Meanwhile in the real economy, unemployment reached 8.1%, the highest since 1983. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(1) of house prices in 20 cities sank 19% year-over-year. New home sales in January set another record low. Gross domestic product (“GDP”) fell at an annualized rate of 6.3% in the fourth quarter of 2008, the worst performance since 1982. And at the end of February 2009, the U.S. Department of the Treasury (“Treasury”) announced that it would take a 36% stake in Citigroup amid a new wave of concern about major banks’ viability.

Yet in the final weeks of the fiscal year ended March 31, 2009, some of the news got better. Personal spending, retail sales (excluding autos), durable goods orders and at last, new home sales unexpectedly picked up from still poor levels. Some hard details were announced about a new Public-Private Investment Program to relieve banks of their distressed securities: many people think it might work. And on March 10, 2009 stock markets soared when the above-mentioned Citigroup surprised everybody by saying that 2009 had been profitable so far. All of this paved the way for a rally in risky asset classes to the end of March.

While global equity markets reached the low point of the fiscal year on March 9, 2009, U.S. fixed income markets needed a day longer as the first reaction to sharply rising stocks that day was to sell bonds. But it was really a matter of risk appetite; from that point, high yield and long term bonds in particular registered strong gains. The Barclays Capital U.S. Aggregate Bond Index(2) of investment grade bonds returned 4.70% in the second half of the fiscal year, 3.13% for the entire fiscal year and 1.47% after March 10, 2009. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(3) lost 12.64% in the second half of the fiscal year, lost 18.56% for the entire fiscal year, but gained 6.61% after March 10, 2009. The yield on the ten-year U.S. Treasury Note, having started the fiscal year at 3.43%, fell as risk appetite vanished by the end of 2008, to 2.24%, the lowest since 1954, but recovered to 2.68% by the end of March 2009. Similarly, the yield on the 90-day U.S. Treasury Bill started at 1.27%, briefly turned negative in December 2008 and ended our fiscal year at 0.20%, still very low historically.

In currencies, dollar weakness reversed itself in mid-July and the currency ultimately benefited from its safe haven status. In the second half of the fiscal year, the dollar gained 9.40% on the euro, 27.90% against the pound, but lost 8.20% to the yen, as much of the period evidenced the unwinding of carry trades against the yen (essentially short yen positions). For the fiscal year, the gains (losses) were 19.60%, 40.40% and (2.00)% against the euro, pound and yen, respectively.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(4) including dividends, returned (30.50)% in the six months ended March 31, 2009, (down 38.10% for the entire fiscal year). The first quarter of 2009 would mark the seventh straight quarter of declining profits for S&P 500® companies. As with stock markets generally, March 9, 2009 marked the low point for the S&P 500® Index, closing at a level not seen since September 1996. From there, the S&P 500® Index recovered 18%, within which the financials component jumped 41%.

2

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2009

In international markets, referring to MSCI indices in local currencies including net dividends, the MSCI Japan® Index(5) fell 29.40% for the six months ended March 31, 2009, (down 36.5% for the entire fiscal year). Export-dependent GDP receded at an annualized 12.10%, the worst since 1974, as exports halved in value in 12 months. The MSCI Europe ex UK® Index(6) slid 30.20% in the six months ended March 31, 2009, (down 40.90% for the entire fiscal year), also depressed by slumping exports, especially in Germany, the world’s biggest exporter. The European Central Bank raised rates as late as July, but ultimately cut back to 1.50%, still above other major central bank rates. The MSCI UK® Index(7) fell 18.20% for the six months ended March 31, 2009 (down 28.5% for the entire fiscal year), having allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the now suffering financial sector. The Bank of England repeatedly reduced rates to 0.5%, the lowest since its establishment in 1694.

(1)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(2)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)   The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

(4)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

BROKERAGE CASH RESERVES	PORTFOLIO MANAGERS’ REPORT

Brokerage Cash Reserves (the “Fund”) seeks to provide investors with a high current return, consistent with the preservation of capital and liquidity, through investment in high-quality money market instruments. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The one year period ending March 31, 2009 proved to be one of the most difficult and challenging periods in history for money market funds.

The second quarter of 2008 turned out to be the quiet in the eye of the storm, despite somewhat volatile market conditions following the near collapse of Bear Stearns and the subsequent buyout by J.P. Morgan. Concern shifted from lower economic and lower short-term rates to inflation and the possibility of significant rate increases.

The third quarter of 2008 was marked by the seizing up of the credit markets and subsequent loss of confidence in issuers such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Lehman Brothers, Merrill Lynch and even market bellwethers General Electric, AIG and Wachovia. The systemic risk and capital market panic that ensued resulted in a worldwide multi-sector collapse of virtually all risk-based asset prices.

The markets for short-term funding by investors such as money market funds threatened to stop functioning. The Federal Open Market Committee (“FOMC”) made an emergency inter-meeting cut of the federal funds rate from 2.00% to 1.50% on October 8, 2008. This was followed by another 0.50% cut at the October 29, 2008 meeting and an unprecedented step at the December 15-16, 2008 meetings where the FOMC set a federal funds target rate range of 0% to 0.25%.

The first quarter of 2009 saw further global economic slowdown, increases in unemployment and declining home prices. With no end in sight to the credit crisis and tight lending conditions, the U.S. Department of the Treasury (“U.S. Treasury”) and the Federal Reserve Board (the “Fed”) introduced a raft of programs designed to jump start the moribund credit markets and deal with “toxic assets” and the weakened balance sheets of financial intermediaries. Many of the programs targeted to the money markets were either extended or modified during the quarter.

Due to the extreme risks in the market, during the fiscal year the Fund’s focus was on preservation of capital, reducing risk and increasing liquidity, rather than maximizing yield or return.

The Fund did take on interest rate risk, primarily during the second half of 2008 and early in 2009, extending its weighted average maturity (“WAM”) by buying longer term U.S. Treasury and agency securities. The Fund sold most of those longer positions in late March at gains, as there was a flight to quality which drove down yields and increased prices. The Fund finished the quarter with a 59-day WAM, down from a peak WAM in the high 80-day range.

The Fund avoided additional credit risk but gave up some incremental yield by not buying higher yielding debt of more marginal issuers and structured securities not covered by the government programs. This strategy cushioned the impact of the rate cuts and declining yields and should continue to do so in the current low interest rate environment going forward.

Current Outlook & Strategy: It is our opinion that new programs such as the Term Asset-Backed Securities Loan Facility (“TALF”) and Public-Private Investment Program (“PPIP”) will help to stabilize the banking system and the economy, but may take longer to work and be less successful than the market anticipates. In the mean time, our emphasis continues to be on reducing overall credit risk and maintaining excess liquidity. We have been extending our asset-backed commercial paper (“ABCP”) maturities into May through October as availability allows, to lock in the higher yields offered there relative to shorter maturities of those issuers.

All of the ABCP holdings are currently eligible to be sold to the Fed. The Fund continues to reduce exposure to issuers that have not received direct central bank support or guarantees or are not covered by one of the various programs. We expect the federal funds rate to stay in the 0.00% to 0.25% range for the foreseeable future until economic and market conditions improve significantly. We will look to extend our WAM again by buying longer money market U.S. Government agency securities and U.S. Treasury securities that do not add significant credit risk.

We expect to eventually add back credit exposure as the economy and banking system stabilizes, the credit market stresses are reduced and the risks return to levels that are appropriate for a money market fund.

Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Please see Note 11 in the “Notes to Financial Statements” section for information regarding the Fund’s participation in the U.S. Treasury Department’s Temporary Money Market Guarantee Program.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

4

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009. The Fund’s expenses are shown without the imposition of any charges. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% Return Before Expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees, or exchange fees. Therefore, the hypothetical line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Return				Hypothetical (5% return before expenses)
Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2009*	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2009*
$1,000.00	$1,003.10	0.97%	$4.84	$1,000.00	$1,020.09	0.97%	$4.89

*	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Brokerage Cash Reserves, a series of ING Series Fund, Inc., as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brokerage Cash Reserves as of March 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 28, 2009

6

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2009

ASSETS:
Short-term investments at amortized cost	$309,957,551
Repurchase agreements	139,265,000
Cash	814
Receivables:
Investment securities sold	8,968,432
Dividends and interest	214,512
Prepaid expenses	36,004

Total assets	458,442,313

LIABILITIES:
Payable for fund shares redeemed	4,493,328
Payable to affiliates	205,974
Payable for director fees	6,564
Other accrued expenses and liabilities	129,214

Total liabilities	4,835,080

NET ASSETS (equivalent to $1.00 per share on 452,845,110 shares outstanding)	$453,607,233

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.001 par value (1 billion shares authorized)	$452,843,179
Undistributed net investment income	34,334
Accumulated net realized gain on investments	729,720

NET ASSETS	$453,607,233

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2009

INVESTMENT INCOME:
Interest	$9,754,907

Total investment income	9,754,907

EXPENSES:
Investment management fees	902,592
Distribution and service fees	2,933,402
Transfer agent fees	227,219
Administrative service fees	361,037
Shareholder reporting expense	208,311
Registration fees	23,375
Professional fees	100,576
Custody and accounting expense	72,190
Directors fees	38,729
Guarantee Fees (Note 11)	95,552
Miscellaneous expense	32,836

Total expenses	4,995,819
Net waived and reimbursed fees	(757,677)

Net expenses	4,238,142

Net investment income	5,516,765

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	729,720

Increase in net assets resulting from operations	$6,246,485

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2009	Year Ended March 31, 2008
FROM OPERATIONS:
Net investment income	$5,516,765	$16,598,890
Net realized gain on investments and reimbursement from affiliate	729,720	205,263

Increase in net assets resulting from operations	6,246,485	16,804,153

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(5,517,497)	(16,598,956)

Total distributions	(5,517,497)	(16,598,956)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	277,729,823	344,227,620
Reinvestment of distributions	5,517,497	16,598,956

	283,247,320	360,826,576
Cost of shares redeemed	(325,612,923)	(221,176,042)

Net increase (decrease) in net assets resulting from capital share transactions	(42,365,603)	139,650,534

Net increase (decrease) in net assets	(41,636,615)	139,855,731

NET ASSETS:
Beginning of year	495,243,848	355,388,117

End of year	$453,607,233	$495,243,848

Undistributed net investment income at end of year	$34,334	$762

See Accompanying Notes to Financial Statements

9

BROKERAGE CASH RESERVES	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental Data

	Net asset value, beginning of year or period	Net investment income	Net realized gain (loss) on investments		Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)	Expenses net of all reductions/ additions(2)	Net investment income (loss)(2)	Net assets, end of year or period	Portfolio Turnover

Year or period ended	($)	($)	($)		($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
03-31-09	1.00	0.01	0.00	*	0.01	0.01	—	—	0.01	1.00	1.25		1.11	0.97	0.94	1.22	453,607	—
03-31-08	1.00	0.04	0.00	*	0.04	0.04	—	—	0.04	1.00	4.20	†	1.05	0.95	0.95	4.07	495,244	—
03-31-07	1.00	0.04	0.00	*	0.04	0.04	—	—	0.04	1.00	4.44	†	1.04	0.95	0.95	4.36	355,388	—
03-31-06	1.00	0.03	0.00	*	0.03	0.03	—	—	0.03	1.00	2.89	†	1.05	0.95	0.95	2.85	322,077	—
03-31-05	1.00	0.01	(0.00	)*	0.01	0.01	—	—	0.01	1.00	0.84	†	1.04	0.95	0.95	0.84	309,961	—

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.
(2)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

*	Amount is less than $0.005 or more than ($0.005).
†	There was no impact on total return by the reimbursement from affiliate for investment transaction losses.

See Accompanying Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are sixteen active separate series which comprise the Company. This report is for Brokerage Cash Reserves (the “Fund”), a diversified series of the Company.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The Fund uses the amortized cost method to value its portfolio securities, which approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of a security.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C.	Distributions to Shareholders. A distribution from net income of the Fund is declared each business day at 2:00 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder’s account at the close of business. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.

Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the

11

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.	Illiquid and Restricted Securities. The Fund may not invest more than 10% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended, (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be deemed to be illiquid because they may not be readily marketable or may be considered liquid pursuant to procedures adopted by the Board of Directors (“Board”).

H.	Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee based on the Fund’s average daily net assets at the following rates: 0.20% for the first $1 billion, 0.19% of the next $2 billion and 0.18% in excess of $3 billion. ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with ING IM. ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

Pursuant to an administration agreement, ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Funds Distributor, LLC (the “Distributor” or “IFD”) is the principal underwriter of the Fund. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

The Fund has adopted an Amended and Restated Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other

12

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 4 — DISTRIBUTION AND SERVICE FEES (continued)

such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, the Fund pays the Distributor a Distribution and Service Fee of 0.65% of the average daily net assets of the Fund.

IFD and ING Investments have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and advisory fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a yield of not less than zero. There is no guarantee that the Fund will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by ING Investments, as applicable, within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Fund on that day. Distribution and Servicing fees waived are not subject to recoupment. For the year ended March 31, 2009, the Fund waived $148,268 of such fees. This expense waiver or reimbursement may be discontinued at any time. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At March 31, 2009, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 3 and 4):

Accrued Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
$20,130	$31,360	$154,484	$205,974

During the year ended March 31, 2008, ING Investments voluntarily reimbursed the Fund $182,726 for investment transaction losses which occurred in prior years. There were no such reimbursements during the year ended March 31, 2009.

The Company has adopted a Deferred Compensation Plan and a Retirement Policy (the “Plans”), which allow eligible non-affiliated directors as described in the Plans to defer the receipt of all or a portion of the directors fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plans.

NOTE 6 — EXPENSE LIMITATION

The Investment Adviser has agreed to limit expenses (“Expense Limitation Agreement”), excluding interest, taxes, brokerage and extraordinary expenses (and acquired fund fees and expenses) to 0.95% of the Fund’s average daily net assets. The Investment Adviser may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities. Actual expense ratios are included in the Financial Highlights. As of March 31, 2009, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

March 31,
2010	2011	2012	Total
$315,431	$399,902	$609,409	$1,324,742

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Company provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 7 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000, not to exceed $50,000,000 with respect to any one fund or 10% of a fund’s value of total assets if Net Asset Value is less than $25,000,000 effective December 18, 2008 for a 364-day period, terminating on December 16, 2009. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.125% per annum on the daily unused portion of the committed

13

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 7 — LINE OF CREDIT (continued)

line amount. The Fund will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the year ended March 31, 2009 the Fund did not have any loans outstanding under the line of credit.

NOTE 8 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
03-31-09	277,729,823	5,517,497	(325,612,923)	(42,365,603)	277,729,823	5,517,497	(325,612,923)	(42,365,603)
03-31-08	344,227,620	16,598,956	(221,176,042)	139,650,534	344,227,620	16,598,956	(221,176,042)	139,650,534

NOTE 9 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund’s debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of March 31, 2009:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$34,304	$(34,304)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends to shareholders from ordinary income were $5,517,497 for the year ended March 31, 2009, and $16,598,956 for the year ended March 31, 2008.

The tax-basis components of distributable earnings as of March 31, 2009 were:

Undistributed Ordinary Income
$764,054

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

14

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2009 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2009, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and stated departments of revenue.

NOTE 11 — U.S. TREASURY TEMPORARY GUARANTEE PROGRAM

The U.S. Treasury Department notified the Fund that it was accepted to participate in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (the “Program”). The Program guarantees shareholders of the Fund the lesser of: (1) the number of shares owned on September 19, 2008 multiplied by $1.00; or (2) the number of shares owned as of the time the Treasury’s obligation under the Program is triggered multiplied by $1.00. The Treasury’s obligation under the Program is triggered if the Fund’s net asset value per share falls below $0.995 and certain conditions are met including the liquidation of the Fund.

Coverage under the Program is limited to persons who were shareholders of the Fund as of the close of business on September 19, 2008. Any increase in the number of shares held in an account after the close of business on September 19, 2008 will not be guaranteed. If the number of shares held in an account fluctuates (even if the number of shares held in an account is reduced to zero), shareholders will be covered for the lesser of the number of shares held as of the close of business on September 19, 2008 or the number of shares held at the time the Treasury’s obligation under the Program is triggered. If a shareholder closes his/her account with the Fund or broker-dealer, any future investment in the Fund will not be guaranteed.

The Fund paid to participate in the Program for the initial three-month period, which expired on December 18, 2008. The fee of $44,101 for the initial three-month period was 0.01% of the Fund’s net asset value on September 19, 2008 (the “Program Participation Payment”). On November 24, 2008, the U.S. Treasury Department announced that it would extend its Program from December 19, 2008 through April 30, 2009. The Board has approved the Fund’s continued participation in the Program. The Fund paid to extend its participation in the Program through April 30, 2009. The fee of $66,152 to extend its participation was 0.015% of the Fund’s net asset value on September 19, 2008. The Board has determined that the Program Participation Payment is an extraordinary expense that will not be subject to any expense limitation agreement currently in effect for the Fund.

NOTE 12 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2009, the Fund declared a short-term capital gain distribution of:

Per Share Amount	Payable Date	Record Date
$0.0014	April 8, 2009	April 3, 2009

Effective April 20, 2009, PNC Global Investment Servicing (U.S.) Inc. assumed all account servicing and record-keeping responsibilities for the Funds, replacing DST Systems, Inc. as the transfer agent.

On April 7, 2009, the Board approved the continued participation of the Fund in the second extension of the U.S. Department of the Treasury (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). The original termination date for the Program was December 18, 2008 which was extended to April 30, 2009. The second extension of the Program begins May 1, 2009 and continues until September 18, 2009.

15

BROKERAGE CASH RESERVES(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2009

Principal Amount			Value

CERTIFICATES OF DEPOSIT: 1.3%
$1,750,000	@@	BNP Paribas, 0.410%, due 04/06/09	$1,750,027
4,000,000	@@	BNP Paribas, 1.461%, due 08/13/09	4,000,000

		Total Certificates of Deposit (Cost $5,750,027)	5,750,027

COMMERCIAL PAPER: 45.9%
4,500,000	#	Barton Capital, LLC, 0.350%, due 04/08/09	4,499,650
1,000,000	#	Barton Capital, LLC, 0.420%, due 04/13/09	999,850
2,500,000	#	Barton Capital, LLC, 0.420%, due 04/17/09	2,499,500
2,500,000		Barton Capital, LLC, 0.510%, due 04/22/09	2,499,227
3,000,000	#	Barton Capital, LLC, 0.690%, due 06/12/09	2,995,800
1,000,000		Cafco, LLC, 0.390%, due 04/15/09	999,837
5,500,000	#	Cafco, LLC, 0.440%, due 04/24/09	5,498,409
4,000,000		Caisse Nationale des Caisses d'Epargne et de Prevoyance, 0.470%, due 04/30/09	3,998,421
1,500,000		Caisse Nationale des Caisses d'Epargne et de Prevoyance, 0.510%, due 05/05/09	1,499,263
6,500,000	#	Ciesco, LLC, 0.400%, due 04/21/09	6,498,483
9,000,000	#	Ciesco, LLC, 0.400%, due 04/23/09	8,997,690
8,000,000	#	Concord Minutemen Capital Co., LLC, 1.800%, due 08/27/09	7,940,800
8,750,000	#	Concord Minutemen Capital Co., LLC, 2.310%, due 04/17/09	8,740,472
7,000,000	#	Crown Point Capital Co., 1.800%, due 08/26/09	6,948,550
8,500,000	#	Crown Point Capital Co., 2.310%, due 04/17/09	8,490,744
4,000,000	#	Danske Corporation, 0.610%, due 04/14/09	3,999,047
5,750,000		Delaware Finance, 0.500%, due 05/29/09	5,745,275
9,000,000	#	Edison Asset Securities, LLC, 0.380%, due 04/23/09	8,997,800
750,000	#	Edison Asset Securities, LLC, 0.430%, due 04/29/09	749,767
3,500,000	#	Edison Asset Securities, LLC, 1.000%, due 08/05/09	3,487,750
2,000,000	#	Jupiter Securities Co., LLC, 0.230%, due 04/02/09	1,999,975
5,500,000	#	Jupiter Securities Co., LLC, 0.350%, due 04/08/09	5,499,572
500,000		Jupiter Securities Co., LLC, 0.360%, due 04/10/09	499,950
2,000,000		Jupiter Securities Co., LLC, 0.500%, due 04/24/09	1,999,336
3,000,000		Jupiter Securities Co., LLC, 0.510%, due 05/06/09	2,998,483

Principal Amount			Value

COMMERCIAL PAPER: (continued)
$4,891,000	#	Old Line Funding, LLC, 0.380%, due 04/17/09	$4,890,130
1,492,000	#	Old Line Funding, LLC, 0.400%, due 04/20/09	1,491,669
3,750,000	#	Old Line Funding, LLC, 0.520%, due 04/21/09	3,748,854
2,000,000	#	Old Line Funding, LLC, 0.530%, due 04/22/09	1,999,358
2,000,000		Old Line Funding, LLC, 0.590%, due 06/19/09	1,997,257
1,000,000	#	Park Avenue, 0.230%, due 04/02/09	999,988
9,750,000	#	Park Avenue, 0.320%, due 04/13/09	9,748,863
3,500,000	#	Park Avenue, 0.470%, due 04/16/09	3,499,271
1,000,000	@@	Rabobank Nederland NV, 0.380%, due 04/06/09	999,936
1,750,000	@@	Rabobank Nederland NV, 0.630%, due 06/29/09	1,747,231
4,000,000	@@	Rabobank Nederland NV, 0.720%, due 05/11/09	3,996,711
750,000	@@, #	Rabobank Nederland NV, 1.413%, due 04/06/09	749,995
3,000,000		Societe Generale, 0.600%, due 04/14/09	2,999,296
3,000,000	#	Societe Generale, 1.676%, due 09/04/09	3,000,000
7,500,000	#	Thunder Bay Funding, LLC, 0.400%, due 04/17/09	7,498,600
1,500,000		Thunder Bay Funding, LLC, 0.420%, due 04/15/09	1,499,738
3,500,000	#	Thunder Bay Funding, LLC, 0.470%, due 04/10/09	3,499,545
500,000	#	Thunder Bay Funding, LLC, 0.620%, due 06/01/09	499,466
1,250,000	#	Thunder Bay Funding, LLC, 0.660%, due 06/19/09	1,248,162
12,750,000	#	Variable Funding Capital, 0.570%, due 04/22/09	12,745,538
2,000,000	#	Variable Funding Capital, 1.150%, due 08/10/09	1,991,631
2,000,000	#	Windmill Funding Corp., 0.390%, due 04/07/09	1,999,850
6,000,000		Windmill Funding Corp., 0.400%, due 04/01/09	6,000,000
4,250,000		Windmill Funding Corp., 0.470%, due 04/16/09	4,249,115
2,250,000	#	Windmill Funding Corp., 1.510%, due 04/17/09	2,248,400
4,000,000	#	Yorktown Capital, LLC, 0.400%, due 04/20/09	3,999,113
2,000,000		Yorktown Capital, LLC, 0.480%, due 04/23/09	1,999,352
8,000,000	#	Yorktown Capital, LLC, 0.660%, due 05/18/09	7,993,002

		Total Commercial Paper (Cost $208,423,722)	208,423,722

See Accompanying Notes to Financial Statements

16

BROKERAGE CASH RESERVES(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2009 (CONTINUED)

Principal Amount			Value

CORPORATE BONDS/NOTES: 5.5%
$250,000	#	American Honda Finance Corp., 4.500%, due 05/26/09	$250,485
6,250,000	@@, #	Australia & New Zealand Banking Group Ltd., 1.491%, due 09/02/09	6,250,000
1,500,000		JPMorgan Chase & Co., 0.571%, due 06/26/09	1,499,377
3,100,000		Toyota Motor Credit Corp., 0.660%, due 07/10/09	3,100,000
1,000,000		US Bancorp., 0.553%, due 04/28/09	999,881
6,500,000		US Bank NA, 1.349%, due 08/24/09	6,500,000
2,750,000		Wells Fargo & Co., 3.552%, due 05/01/09	2,750,115
3,750,000	#	Westpac Banking Corp., 1.506%, due 07/03/09	3,750,000

		Total Corporate Bonds/Notes (Cost $25,099,858)	25,099,858

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.2%
31,550,000	Z	Federal Home Loan Bank, 0.700%, due 12/14/09	31,392,338
4,500,000	Z	Federal Home Loan Bank, 0.800%, due 11/18/09	4,476,900
1,000,000		Federal Home Loan Bank, 2.645%, due 08/07/09	1,006,943
1,250,000	Z	Federal Home Loan Mortgage Corporation, 0.860%, due 01/05/10	1,241,669
2,000,000		Federal Home Loan Mortgage Corporation, 4.875%, due 02/09/10	2,068,473
15,000,000	Z	Federal National Mortgage Association, 0.630%, due 12/01/09	14,937,306
4,500,000		Federal National Mortgage Association, 4.625%, due 12/15/09	4,604,321

		Total U.S. Government Agency Obligations (Cost $59,727,950)	59,727,950

U.S. TREASURY BILLS: 2.4%
11,000,000		0.620%, due 11/19/09	10,955,994

		Total U.S. Treasury Notes (Cost $10,955,994)	10,955,994

Principal Amount			Value

REPURCHASE AGREEMENTS: 30.7%
$27,000,000	Deutsche Bank Repurchase Agreement dated 03/25/09, 0.000%, due 04/01/09, $27,000,000 to be received upon repurchase		$27,000,000
19,800,000	Deutsche Bank Repurchase Agreement dated 03/26/09, 0.000%, due 04/02/09, $19,800,000 to be received upon repurchase (Collateralized by $47,565,000 various U.S. Government Agency Obligations, Discount Note-6.000%, Market Value plus accrued interest $47,736,665, due 08/03/09-05/12/16)^		19,800,000
92,465,000	Morgan Stanley Repurchase Agreement dated 03/31/09, 0.200%, due 04/01/09, $92,465,514 to be received upon repurchase (Collateralized by $88,640,000 Federal Home Loan Bank, 4.000%, Market Value plus accrued interest $94,758,622, due 09/06/13)		92,465,000

	Total Repurchase Agreements (Cost $139,265,000)		139,265,000

	Total Investments in Securities (Cost $449,222,551)*	99.0%	$449,222,551
	Other Assets and Liabilities - Net	1.0	4,384,682

	Net Assets	100.0%	$453,607,233

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
^	This collateral was allocated on a pro rata split basis such that sufficient collateral was applied to the respective repurchase agreements.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

17

BROKERAGE CASH RESERVES(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2009 (CONTINUED)

The following table summarizes the inputs used as of March 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	449,222,551	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$449,222,551	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

Money market securities are valued using the amortized cost method, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the market value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

18

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2009 were as follows:

Fund Name	Type	Per Share Amount

Brokerage Cash Reserves	NII	$0.0124

NII - Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 100% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

19

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Independent Trustees:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	38	Academy of Economics and Finance (February 2002 - Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 74	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	38	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	June 1991 - Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	38	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); Mass Mutual Premier Funds (December 2004 - Present); and MML Series Investment Funds II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	38	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation (April 1973 - March 2008)	38	None.

Martin Gavin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona Age: 59	Director	January 2009 - Present	President, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006).	38	None.

20

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Directors who are “Interested Persons”

Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); and Chief Marketing Officer, ING USFS (April 2002 - October 2004).	196	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)	Directors serve until their successors are duly elected and qualified.
(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s/Trustee’s affiliation with any of the Funds, ING or any of ING’s affiliates.
(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

21

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); and Chief Marketing Officer, ING USFS (April 2002 - October 2004).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Chief Compliance Officer, ING Investments, LLC(2)(July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(6) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC (3)(February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

22

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); Tax Senior, ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

23

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Directors”). Consistent with this requirement of the 1940 Act, the Board of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof, including Brokerage Cash Reserves (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement, including the Agreements for Brokerage Cash Reserves, for an additional one-year period commencing January 1, 2009.

Overview of the Review Process

At a meeting of the Board held on December 11, 2008, the Board, including all of the Independent Directors, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors. The

Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series

24

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of detailed questions posed by independent legal counsel on behalf of the Independent Directors.

The Contracts Committee began the formal review process in July 2008 when it met separately with Goodwin Procter LLP, legal counsel for the Independent Directors (“Independent Counsel”), to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 15-16, 2008 and December 9-10, 2008, during which the Independent Directors, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Directors were assisted by Independent Counsel, throughout the contract review process. The Independent Directors relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2009, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and the Sub-Adviser, including the manner in which the Adviser and the Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and the Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. The Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

25

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund Performance

The Board reviewed the Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes, (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ending June 30, 2008 and the one-, three-, and five-year periods ending September 30, 2008. In evaluating the investment performance of Brokerage Cash Reserves, the Board noted that, based on performance data as of September 30, 2008: (1) the Fund underperformed its Morningstar category median and its benchmark index for all periods presented; and (2) although the Fund is not ranked by Morningstar, the Fund is ranked by Lipper in the third quintile for all periods presented. The Board also considered the fact that Brokerage Cash Reserves is offered as a specialized cash sweep product for use by brokerage firms, that it is structured to provide compensation to these brokerage firms for the cash sweep services provided to their customers, and that its performance is adversely affected by such expense structure, particularly during periods of low interest rates. In light of these special considerations, the Board concluded the performance of Brokerage Cash Reserves is satisfactory.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Fund to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered the Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to the undertaking by the Adviser to waive fees and/or limit the total expenses of the Fund. In addition, the Directors received information regarding the fees charged by the Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Fund. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory Agreement and Sub-Advisory Agreement. In assessing the reasonableness of the management fee and total expenses for Brokerage Cash Reserves, the Board noted that, based on management fee and expense data as of June 30, 2008, the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is above the median and average expense ratios of the funds in its Selected Peer Group. In addition, the Board noted that Brokerage Cash Reserve’s expense ratio is comparable to the expense ratios of other money market funds that are used by brokerage firms for similar “cash sweep” purposes. The Board also noted that in 2008 the Adviser and its affiliates provided credit support with respect to certain impaired securities held by Brokerage Cash Reserves, which minimized deviations between the Fund’s market-based and amortized cost-based net asset value per share during tumultuous market conditions.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board concluded with respect to the Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and the Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Fund. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Fund, relating to (i) the Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2007 and December 31, 2006 and the nine-month period ended September 30, 2008. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund

26

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

both with and without the profitability of the distributor of the Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating the Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Adviser, and any affiliated companies thereof, derive from their relationships with the Fund, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for the Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of the Fund, the Board considered the extent to which economies of scale can be expected to be realized by the Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The

Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints with respect to the Fund at this time.

27

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Serving (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-BCR	(0309-052809)

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $34,000 for year ended March 31, 2009 and $34,000 for year ended March 31, 2008.

(b)	Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $4,300 for year ended March 31, 2009 and $4,150 for year ended March 31, 2008.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $4,761 in the year ended March 31, 2009 and $14,168 in the year ended March 31, 2008. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

1

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

2

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

3

not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

4

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: December 10, 2008

5

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service
	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre-Approval Period

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

6

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service
	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

7

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service
	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

Tax training courses		✓	Not to exceed $2,000 per course during the Pre- Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations	✓		Not to exceed $50,000 during the Pre- Approval Period

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Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service
	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	✓	✓	Not to exceed $5,000 per Fund during the Pre- Approval Period

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Appendix E

Prohibited Non-Audit Services

Dated:             2009

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

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(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,040,485 for year ended March 31, 2009 and $1,235,180 for fiscal year ended March 31, 2008.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by

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shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 5, 2009

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 5, 2009